EXHIBIT 10.2

                    PROMISSORY NOTE AGREEMENT



$15,000 in principal at 7% interest per annum
Effective May 6, 2002
due and payable in full in 3 years
or on or after May 7, 2005


     K.H.F. Technologies, a Nevada corporation ("Promissor"), on or before three (3) years from the date hereof, namely, May 7, 2005, without grace, for value received, promises to pay to the order of Gary C. Lewis, or his successors, assigns and heirs (hereinafter "Payee"), whose address is: 4423 South 1800 West, Roy, Utah 84067, fifteen thousand dollars ($15,000.00) in principal in lawful money of the United States of America with interest to accrue thereon from and after May 7, 2002, at the rate of seven percent (7%) per annum.

     No regular interest payments shall be due and payable under this Note.

     Payee has agreed to such interest rate, a rate lower than Payee might possibly obtain elsewhere with full knowledge of the current financial and other status or condition of Promissor.

     Payee warrants that he is an "accredited investor" as that term is defined in all relevant state and federal securities laws, particularly inasmuch as he is an officer and director of Promissor and thus has access to the kind of information concerning Promissor that would be available in a registration statement; further, that he is capable of bearing the entire risk of loss of what he has loaned under this Note.

     Payee also understands and acknowledges that the purpose of this Note is to pay the costs, fees and expenses involved in making K.H.F. Technologies a "reporting company" under the Securities Exchange Act of 1934, an event that will have no bearing on Promissor's ability to re-pay this Note when it becomes due.

     This Note is callable on and after May 7, 2005, the date it matures.

     This Note may be extended at the same or a lower interest rate at the exclusive option of Payee.

     Promissor shall have every right to make advance payments or to pay-off the entire Note at any time in advance of the due date without penalty.

     This Note is fully assignable by the Payee but only upon advance notice to Promissor and in the event that Promissor becomes delinquent on or after May 7, 2005, the legal holder of this Note may declare the entire balance due and payable and proceed at once, without notice, demand or presentment, to collect both principal and interest from and against the Promissor on the balance of the Note.

     In the event suit is brought to collect this Note or any part thereof or any efforts are made to dispose of any collateral at any time given or pledged by Promissor in the future by means of any amendment hereto, the undersigned Promissor agrees to pay all of Payee's attorney's fees, accountant's fees, collection fees, and all costs of court, including all service of process fees, etc.

     The undersigned hereby warrants that he has been given the power and authority to sign this Note in and on behalf of the Promissor, K.H.F. Technologies, a Nevada corporation.

     DATED this 6th day of May, 2002.


                                        K.H.F. TECHNOLOGIES



                                        /s/      Gary C. Lewis


_________________________             _________________________
Witness                               By:  Gary C. Lewis
                                      Its:  President and a Director






                    PROMISSORY NOTE AGREEMENT



$5,000 in principal at 7% interest per annum
Effective October 2, 2002
due and payable in full in 3 years
or on or after October 2, 2005


     K.H.F. Technologies, a Nevada corporation ("Promissor"), on or before three (3) years from the date hereof, namely, October 2, 2005, without grace, for value received, promises to pay to the order of Gary C. Lewis, or his successors, assigns and heirs (hereinafter "Payee"), whose address is: 4423 South 1800 West, Roy, Utah 84067, five thousand dollars ($5,000.00) in principal in lawful money of the United States of America with interest to accrue thereon from and after October 2, 2002, at the rate of seven percent (7%) per annum.

     No regular interest payments shall be due and payable under this Note.

     Payee has agreed to such interest rate, a rate lower than Payee might possibly obtain elsewhere with full knowledge of the current financial and other status or condition of Promissor.

     Payee warrants that he is an "accredited investor" as that term is defined in all relevant state and federal securities laws, particularly inasmuch as he is an officer and director of Promissor and thus has access to the kind of information concerning Promissor that would be available in a registration statement; further, that he is capable of bearing the entire risk of loss of what he has loaned under this Note.

     Payee also understands and acknowledges that the purpose of this Note is to pay the costs, fees and expenses involved in making K.H.F. Technologies a "reporting company" under the Securities Exchange Act of 1934, an event that will have no bearing on Promissor's ability to re-pay this Note when it becomes due.

     This Note is callable on and after October 2, 2005, the date it matures.

     This Note may be extended at the same or a lower interest rate at the exclusive option of Payee.

     Promissor shall have every right to make advance payments or to pay-off the entire Note at any time in advance of the due date without penalty.

     This Note is fully assignable by the Payee but only upon advance notice to Promissor and in the event that Promissor becomes delinquent on or after October 2, 2005, the legal holder of this Note may declare the entire balance due and payable and proceed at once, without notice, demand or presentment, to collect both principal and interest from and against the Promissor on the balance of the Note.

     In the event suit is brought to collect this Note or any part thereof or any efforts are made to dispose of any collateral at any time given or pledged by Promissor in the future by means of any amendment hereto, the undersigned Promissor agrees to pay all of Payee's attorney's fees, accountant's fees, collection fees, and all costs of court, including all service of process fees, etc.

     The undersigned hereby warrants that he has been given the power and authority to sign this Note in and on behalf of the Promissor, K.H.F. Technologies, a Nevada corporation.

     DATED this 2nd day of October, 2002.


                                        K.H.F. TECHNOLOGIES




                                        /s/      Gary C. Lewis

_________________________               _________________________
Witness                                 By:  Gary C. Lewis
                                        Its:  President and a Director





                    PROMISSORY NOTE AGREEMENT



$1,000 in principal at 7% interest per annum
Effective December 23, 2002
due and payable in full in 3 years
or on or after December 23, 2005


     K.H.F. Technologies, a Nevada corporation ("Promissor"), on or before three (3) years from the date hereof, namely, December 23, 2005, without grace, for value received, promises to pay to the order of Gary C. Lewis, or his successors, assigns and heirs (hereinafter "Payee"), whose address is: 4423 South 1800 West, Roy, Utah 84067, one thousand dollars ($1,000.00) in principal in lawful money of the United States of America with interest to accrue thereon from and after December 23, 2002, at the rate of seven percent (7%) per annum.

     No regular interest payments shall be due and payable under this Note.

     Payee has agreed to such interest rate, a rate lower than Payee might possibly obtain elsewhere with full knowledge of the current financial and other status or condition of Promissor.

     Payee warrants that he is an "accredited investor" as that term is defined in all relevant state and federal securities laws, particularly inasmuch as he is an officer and director of Promissor and thus has access to the kind of information concerning Promissor that would be available in a registration statement; further, that he is capable of bearing the entire risk of loss of what he has loaned under this Note.

     Payee also understands and acknowledges that the purpose of this Note is to pay the costs, fees and expenses involved in making K.H.F. Technologies a "reporting company" under the Securities Exchange Act of 1934, an event that will have no bearing on Promissor's ability to re-pay this Note when it becomes due.

     This Note is callable on and after December 23, 2005, the date it matures.

     This Note may be extended at the same or a lower interest rate at the exclusive option of Payee.

     Promissor shall have every right to make advance payments or to pay-off the entire Note at any time in advance of the due date without penalty.

     This Note is fully assignable by the Payee but only upon advance notice to Promissor and in the event that Promissor becomes delinquent on or after December 23, 2005, the legal holder of this Note may declare the entire balance due and payable and proceed at once, without notice, demand or presentment, to collect both principal and interest from and against the Promissor on the balance of the Note.

     In the event suit is brought to collect this Note or any part thereof or any efforts are made to dispose of any collateral at any time given or pledged by Promissor in the future by means of any amendment hereto, the undersigned Promissor agrees to pay all of Payee's attorney's fees, accountant's fees, collection fees, and all costs of court, including all service of process fees, etc.

     The undersigned hereby warrants that he has been given the power and authority to sign this Note in and on behalf of the Promissor, K.H.F. Technologies, a Nevada corporation.

     DATED this 23rd day of December, 2002.


                                        K.H.F. TECHNOLOGIES




                                        /s/      Gary C. Lewis

_________________________               _________________________
Witness                                 By:  Gary C. Lewis
                                        Its:  President and a Director